EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the report of Monsanto Company (the “Company”) on Form 10-K for the eight-month transition period ended August 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), and pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Company does hereby certify that, to the best of such officer’s knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Hugh Grant

Hugh Grant
President and Chief Executive
Officer

/s/ Terrell K. Crews

Terrell K. Crews
Executive Vice President and Chief
Financial Officer

November 25, 2003